UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 17, 2025

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034			41-0448030
(Commission File Number)			(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota	55401
(Address of Principal Executive Offices)			(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
6.25% Junior Subordinated Notes due 2085	XELLL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On December 17, 2025, the Board of Directors (the “Board”) of Xcel Energy Inc. (“Xcel Energy”) elected Maria Demaree, 57, to begin serving on the Board effective immediately. Ms. Demaree was appointed to serve on the Board’s Audit Committee and Operations, Nuclear, Environmental and Safety Committee. The Board determined that Ms. Demaree is independent and meets the applicable director independence requirements of the Nasdaq Stock Market LLC and Xcel Energy’s director independence standards adopted by the Board. In connection with the election of Ms. Demaree, the Board increased the number of Xcel Energy directors from 11 to 12 pursuant to Xcel Energy’s Bylaws.

Since December 2024, Ms. Demaree has served as Senior Vice President, Enterprise Business and Digital Transformation and Chief Information Officer at Lockheed Martin Corporation, a defense and aerospace manufacturing company headquartered in Bethesda, Maryland. Prior to that, she served as Vice President and General Manager, National Security Space from 2023-2024, Vice President and General Manager, Special Programs from 2021‑2023, Vice President and General Manager, Mission Solutions from 2018‑2021, Vice President, Ground Systems and Solutions from 2016‑2018 and in various other roles at Lockheed Martin Corporation since 1990.

Ms. Demaree will receive compensation for her Board service consistent with the compensation received by Xcel Energy’s other non-employee directors as disclosed in the Summary of Non-Employee Director Compensation, effective as of May 24, 2023, on file with the Securities and Exchange Commission as Exhibit 10.01 to Xcel Energy’s Form 8-K dated January 20, 2025, which is incorporated herein by reference. Ms. Demaree’s compensation will be prorated from the commencement of her service on the Board to the date of the 2026 Annual Meeting of Shareholders. Except for the foregoing compensation arrangement, there is no arrangement or understanding between Ms. Demaree and any other person pursuant to which Ms. Demaree was elected as a director. There are no related person transactions involving Ms. Demaree that are reportable under Item 404(a) of Regulation S‑K, and Ms. Demaree does not have any familial relationship with any director or other executive officer of Xcel Energy.

A copy of the press release announcing Ms. Demaree’s election to the Board is filed as Exhibit 99.01 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Description
99.01	Press Release dated December 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 17, 2025	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities